                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               _________________



                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  AUGUST 28, 1997
                                                 -------------------



                        BAY VIEW CAPITAL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     DELAWARE                     0-17901                        94-3078031
--------------------------------------------------------------------------------
(State or other          (Commission File Number)               (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                        No.)


1840 GATEWAY DRIVE, SAN MATEO, CALIFORNIA                               94404
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (415) 573-7300
                                                    --------------



--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5. Other Events.
        ------------

        On August 28, 1997, Bay View Capital Corporation (the "Company") completed the sale of $100,000,000 aggregate principal amount of 9-1/8% Subordinated Notes due 2007 (the "Notes"). The Notes were issued pursuant to the indenture, dated as of August 28, 1997, between the Company and SunTrust Bank, Central Florida, National Association, as trustee (the "Indenture"), a copy of which is attached hereto as Exhibit 99.1, and subject to the terms of the Officers' Certificate (as defined in the Indenture) provided pursuant to Sections 201 and 301 of the Indenture, a copy of which is attached hereto as
Exhibit 99.2. The form of the Note is attached hereto as Exhibit 99.3. The Notes were registered under the Securities Act of 1933 pursuant to the Company's Registration Statement on Form S-3 (No. 333-29757).

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c)

        99.1 Indenture, dated as of August 28, 1997, between the Company and SunTrust Bank, Central Florida, National Association

        99.2 Officers' Certificate pursuant to Sections 201 and 301 of the Indenture

        99.3   Form of 9 1/8% Subordinated Note due 2007

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BAY VIEW CAPITAL CORPORATION



Date: August 28, 1997                 By:/s/ DAVID A. HEABERLIN
                                        ---------------------------------
                                            David A. Heaberlin
                                            Executive Vice President and
                                             Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------

99.1 Indenture, dated as of August 28, 1997, between the Company and SunTrust Bank, Central Florida, National Association

99.2            Officers' Certificate pursuant to Sections 201 and 301 of the
                Indenture

99.3            Form of 9 1/8% Subordinated Note